OMB APPROVAL
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UNITED STATES
SECURITIES

AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

      Filed by the Registrant

      Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Information Statement

      Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

Definitive Information Statement

Soliciting Material Pursuant to s.240.14a-12

SE GLOBAL EQUITIES CORP.

      ________________________________________________________________________
(Name of Registrant As Specified In Its Charter)

N/A

       ________________________________________________________________________

      (Name of Person(s) Filing Proxy Statements, if other than the Registrant)

      Payment of Filing Fee (Check the
appropriate box):

No fee required

      Fee computed on table below per Exchange
Act Rules 14c-5(g) and 0-11

1)

      Title of each class of securities to which transaction
applies:

2)

      Aggregate number of securities to which transaction
applies:

3)

      Per unit price or other underlying value of transaction
      computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

SE GLOBAL EQUITIES CORP.

PO Box 297, 1142 S. Diamond Bar Blvd., Diamond Bar, CA 91765

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 31, 2005

Notice Is Hereby Given that a Special Meeting of Stockholders of SE GLOBAL
EQUITIES CORP., a MINNESOTA corporation ("SE
GLOBAL"
OR the "Company"), will be held on THURSDAY, MARCH 31, 2005 at 2:00 P.m. local time at , Suite 1200, 777 West Broadway Vancouver, BC V5Z 4J7, for the following purposes:

1.
    To
    approve a one for two reverse split of the issued and outstanding shares of common stock;

2.
    To approve the
    amendment of the Articles of Incorporation to:

a.
    change the name of
    SE Global from "SE Global Equities Corp." to "Asia Multi-Media Technology
    Services Holdings Limited"; and

b.
    restore
    the authorized share capital of SE Global Equities Corp. after the reverse split to:

i.
    750,000,000 shares of
common stock with a par value of $0.01 per share; and

ii.
    250,000,000 shares of
    preferred stock with a par value of $0. 01 per share;

The Board of Directors has fixed the close of business on March 1, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

Your attention is directed to the accompanying proxy statement for further information regarding each proposal being made.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Toby Chu

_________________________________

TOBY CHU, CHAIRMAN &

CHIEF EXECUTIVE OFFICER

Approximate date of mailing: March 11, 2005

All stockholders of SE Global are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

SE GLOBAL EQUITIES CORP.

PO Box 297, 1142 S. Diamond Bar Blvd., Diamond Bar, CA 91765

PROXY STATEMENT FOR STOCKHOLDERS

The Board of Directors of SE Global Equities Corp., a Minnesota corporation
("SE Global" or the "Company") is furnishing this Proxy Statement to stockholders of SE Global in connection with a special meeting of the stockholders of SE Global to be on Thursday, March 31, 2005 at 2:00 P.M. local time, at Suite 1200, 777 West Broadway Vancouver, BC V5Z 4J7, in accordance with subdivision 302A.432 of the Minnesota Business Corporations Act. An
affirmative vote by the stockholder(s) holding a majority of the outstanding voting securities of SE Global as of March 1, 2005, is necessary for the adoption of the proposed actions. The following actions are being proposed:

1.
    To
    approve one for two reverse split of the issued and outstanding shares of common stock;

2.
    To approve the
    amendment of the Articles of Incorporation to:

a.
    change the name of
    SE Global from "SE Global Equities Corp." to "Asia Multi-Media Technology
    Services Holdings Limited"; and

b.
    restore the
    authorized share capital of Pan American after the reverse split to:

i.
    750,000,000 shares of
common stock with a par value of $0.01 per share; and

ii.
    250,000,000 shares of
    preferred stock with a par value of $0. 01 per share;

The Board of Directors has fixed the close of business on March 1, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

All stockholders of SE Global are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

You are respectfully urged to read the Proxy Statement contained in this booklet for further information concerning the individuals nominated as directors, the amendments to the Articles of Amendment and the use of the proxy.

A copy of SE Global's audited financial statements for the fiscal year ended
December 31, 2003 and unaudited quarterly financial statements for the quarter ended September 30, 2004, accompanies this Proxy Statement.

The date of this Proxy Statement is February 28, 2005.

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are being asked to approve the following transactions:

1.
    a
    reverse split of the issued and outstanding shares of common stock on a two outstanding share for one new share basis;

2.
    an amendment of the
    Articles of Incorporation to:

a.
    change the name of
    SE Global from "SE Global Equities Corp." to "Asia Multi-Media
    Technology Services Holdings Limited"; and

b.
    restore the
    authorized share capital of Pan American after the reverse split to:

i.
    750,000,000 shares of
common stock with a par value of $0.01 per share; and

ii.
    250,000,000 shares of
    preferred stock with a par value of $0. 01 per share;

Capital Alliance Group Inc. ("CAG") holds 82.38% of the issued and outstanding share capital of SE Global. CAG has indicated that it intends to votes its majority share position in favor of the above actions.

Q: Why have the Board of Directors agreed to approve these actions?

A: All of these actions being taken to enable SE Global to complete the proposed acquisition of all of the assets of Asia Multi-Media
    Technology Services Holdings Limited (BVI) ("AMMT-BVI"), a company owned by Asia Network Technologies Limited ("Asia Net"), (the "Acquisition"
    or "Transaction"). SE Global entered into an Engagement Term Sheet dated
    January 7, 2005 between SE Global, Capital Alliance Group Inc. ("CAG"), who is the parent company of SE Global, and Sun Media Investment Holdings Ltd.,
    the 50% stockholder of Asia Net, (the "Term Sheet") which outlined the basic terms of the proposed Transaction. The parties are currently negotiating the formal documents required complete the Transaction. These documents include an asset acquisition agreement, share purchase agreement, a pooling agreement and other documents referencing the parties' intent set out in the
    Term Sheet. No formal documents have been signed by the parties at this time.

Q: Do I have appraisal rights?

A: No. Minnesota law only provides stockholders with appraisal rights in the event of a sale or exchange of all, or substantially all, of the property of a Minnesota corporation, other than in the usual and regular course of business. Minnesota does not provide for dissenter's rights of appraisal in connection with the recapitalization or other actions being taken by SE Global at this time.

Q: When do you expect to complete the changes proposed in this Proxy
    Statement?

A: The reverse split and amendments to the articles of incorporation will become effective just prior to the closing of the proposed Transaction. SE
    Global will file the Articles of Amendment with the Secretary of the State of Minnesota and such other agencies or entities as may be deemed required or necessary when it is clear there are no impediments to the Transaction closing. SE Global will not make any of the changes proposed in this Proxy
    Statement if the Transaction does not close.

Q: Who can I call with questions?

A: Please call Toby Chu, the Chairman & Chief Executive officer of SE
    Global, at: 604-871-9909.

GENERAL INFORMATION

Solicitation of Proxies

The accompanying proxy is solicited by the Board of Directors of SE Global, a
Minnesota corporation, for use at its special meeting of shareholders to be held on Thursday, March 31, 2005 (the "Meeting"), at 2:00 p.m., Pacific Standard
Time, at the Suite 1200, 777 West Broadway Avenue, Vancouver, British Columbia,
or any adjournment thereof, for the purposes set forth in the accompanying
Notice of Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of SE
Global. The directors, officers and regular employees of SE Global will not receive any additional compensation for such activities. SE Global may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common
Stock of SE Global held of record by such persons, and SE Global will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by SE Global. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about March 11, 2005.

Outstanding Shares and Voting Rights

On March 1, 2005 (the "Record Date"), SE Global had 17,583,740 outstanding shares of common stock with a par value of $0.01 per share. These are the securities that are entitled to vote at the Meeting. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on March 1, 2005 (the "Record Date") for determining stockholders who would have been entitled to notice of and to vote on the amendments to SE
Global's Articles of Incorporation, were held by approximately 197 stockholders of record.

How You Can Vote

If you were a registered stockholder of SE Global on the Record Date (i.e.
your Common Shares are held in your name on March 1, 2005) you may vote your
Common Shares either by attending the Meeting in person or, if you do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this management Proxy Statement.

Appointment of Proxyholder

The persons named in the accompanying form of proxy are the Toby Chu, the CEO of SE Global or Tim Leong, the CFO of SE Global. You may also appoint some other person (who need not be a stockholder of SE Global) to represent you at the
Meeting either by inserting such other person's name in the blank space provided in the form of proxy or by completing another suitable form of proxy.

Proxy Voting Options

Stockholders may wish to vote by proxy whether or not they are able to attend the Meeting in person. Registered stockholders may vote by proxy as follows: by mail or fax.

Submitting a proxy by mail or fax are the only methods by which a stockholder may appoint a person as proxy other than a director or officer of SE Global named on the form of proxy.

Mail or Fax

Registered stockholders electing to submit a proxy by mail must complete, date and sign the form of proxy. It must, then, be returned to SE Global's transfer agent, FIDELITY TRANSFER CO., by fax: 801-466-4122, by mail or by hand at their offices at 1800 South West Temple, Suite 301, Salt Lake City, Utah
84115, at anytime, up to and including 4:00 p.m. (Vancouver time) on March 29,
2005.

Advice to Beneficial
Holders of Common Shares

The information set forth in this section is of significant importance to many shareholders of SE Global, as a substantial number of shareholders do not hold shares in their own name. Shareholders who do not hold their shares in their own name ( the "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of SE Global as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder's name on the records of SE Global. Such Common
Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The
Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable regulatory policies require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings.
Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial
Shareholders in order to ensure that their Common Shares are voted at the
Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker
(or the agent of the broker) is similar to the form of proxy provided to registered shareholders by SE Global. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor
Communication Services ("ADP") in the United States and in Canada. ADP
typically applies a special sticker to proxy forms, mails those forms to the
Beneficial Shareholders and requests the Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Shareholder receiving an ADP proxy cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to ADP, as the case may be, well in advance of the
Meeting in order to have the Common Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the
Meeting for the purposes of voting Common Shares registered in the name of his broker (or agent of the broker), a Beneficial Shareholder may attend at the
Meeting as proxyholder for the registered shareholder and vote the Common Shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their Common Shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent), in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Alternatively, a Beneficial Shareholder may request, in writing, that his or her broker send to the Beneficial Shareholder a legal proxy which would enable the Beneficial Shareholder to attend at the Meeting and vote his or her Common
Shares.

Revocation of Proxies

You may revoke your proxy by:

  delivering, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, that precedes any reconvening thereof, a written notice of revocation duly executed to
  Fidelity Transfer Co., at 1800 South West Temple, Suite 301, Salt Lake City,
  Utah 84115or to the offices of the Attorney for Service of SE Global in
  British Columbia, which is located at the offices of Venture Law Corporation,
  618 - 688 West Hastings Street, Vancouver, British Columbia, V6B 1P1,

  advising the Chairman of the Meeting that you are voting in person at the
  Meeting, or

  any other manner provided by law.

Your revocation of a proxy will not affect a matter on which a vote has already been taken.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions. The proxy grants the nominees the discretion to vote on:

  each matter or group of matters identified in the proxy where you do not specify how you want to vote, except for the election of directors and the appointment of auditors;

  any amendment to or variation of any matter identified in the proxy; and

  any other matter that properly comes before the Meeting.

If on a particular matter to be voted on, you do not specify in your proxy the manner in which you want to vote, your shares will be voted for the approval of such matter.

As of the date of this Information Circular, management of SE Global knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each nominee intends to vote thereon, in accordance with the nominee's best judgment.

Matters Subject to Vote at the Meeting

The following matters are to be considered at the meeting:

1.
    a
    reverse split of the issued and outstanding shares of common stock on a two outstanding share for one new share basis;

2.
    an amendment of the
    Articles of Incorporation to:

a.
    change the name of
    SE Global from "SE Global Equities Corp." to "Asia Multi-Media
    Technology Services Holdings Limited"; and

b.
    restore the
    authorized share capital of Pan American after the reverse split to:

i.
    750,000,000 shares of
common stock with a par value of $0.01 per share; and

ii.
    250,000,000 shares of
    preferred stock with a par value of $0. 01 per share;

Approval of Reverse Split. The primary purpose of the two for one reverse split is to decrease the number of total shares issued and outstanding of SE
Global's common stock. Management on negotiation with the principals of Asia
Net, agreed to reduce the issued and outstanding share capital of SE Global to what the parties believe is a more realistic level. It was on this basis the parties negotiated the terms of the proposed transaction outlined in the Term
Sheet.

The principal effect of the reverse stock split will be that the number of shares of common stock issued and outstanding will be reduced from 17,583,740 shares as of February 28, 2005 to approximately 8,791,870 shares. The actual number of shares outstanding will depend on the number of fractional shares which have either been cancelled or rolled up to the next whole share.

Approval of the reverse split requires the affirmative consent of at least a majority of the outstanding shares of common stock of SE Global. CAG, a majority stockholder holding a total of 14,486,555 shares of common stock (82.3%), has indicated it intends to votes its majority share position in favor of this action.

Approval of the Amendment of the Articles of Incorporation. The proposed changes to SE Global's Articles of Incorporation are necessary to facilitate the proposed acquisition of the assets of AMMT-BVI. SE Global's current authorized share capitalization is insufficient to issue the number shares necessary to complete the Transaction and related matters. It also does not allow for future corporate needs to conduct equity offerings among other things. Increasing the authorized share capital of SE Global to 750,000,000 shares of common stock with a par value of $0.01 per share and 250,000,000 shares of preferred stock with a par value of $0.01 per share should provide it with the share capital to complete the Transaction and to address future needs.

The amendment to the Articles of Incorporation to change our name to "
Asia Multi-Media Technology Services Holdings Limited " is intended to better reflect the new business direction of SE Global if it completes the
Transaction.

Approval of the amendment to our Articles of Incorporation requires the affirmative consent of at least a majority of the outstanding shares of common stock of SE Global. CAG, a majority stockholder holding a total of 14,486,555 shares of common stock (82.3%), has indicated it intends to votes its majority share position in favor of this action.

Record Date

The close of business on March 1, 2005, has been fixed as the record date for the determination of shareholders entitled to receive this Proxy Statement.

Expenses of Proxy Statement

The expenses of mailing this Proxy Statement will be borne by SE Global, including expenses in connection with the preparation and mailing of this Proxy
Statement and all documents that now accompany or may hereafter supplement it.
It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of the common stock, held of record by such persons, and that SE Global will reimburse them for their reasonable expenses incurred in connection therewith.

Interest of Certain Persons
in Matters to Be Acted on

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the reverse split of SE Global's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority
Stockholders, which is not shared by all other stockholders.

SECURITY
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of common stock with respect to shareholders who were known to SE Global to be beneficial owners of more than 5% of the common stock and the officers, directors and management of SE Global individually and as a group as of the

CONTINUED ON NEXT PAGE...

Record Date, March 1, 2005. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.
Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

    Name and Address of
Beneficial Owner
    Amount and Nature of
Beneficial Ownership(1)
Percentage of Class(1)

    Hong-Yip Yow, President, COO and
    Director
P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar, CA 91765
50,000(10)
0.28%

    Toby Chu President, CEO and
    Director
3780 Kilby Court Richmond, BC, Canada V6X 3M9
490,000(2)
2.78%

    Tim Leong, Chief Financial
    Officer, Secretary and Treasurer
3245 E. 17th Avenue Vancouver, BC, Canada V5M 2N9
95,000(3)
0.54%

    Prithep Sosothikul, Director
85 Sukumvit Soi-39 Bangkok, Thailand 10110
100,000(4)
0.57%

    G. David Richardson, Director

2890 West 47th Avenue Vancouver, BC Canada V6N 3N7
140,000(5)
0.79%

    Ken Lee, Director
191 West 20th Avenue Vancouver, BC, Canada V5Y 2C4
140,000(6)
0.79%

    Sukanya Prachuabmoh, Director

51/76 Sukhumvit 23 Bangkok, Thailand 10110
40,000(7)
0.23%

    Capital Alliance Group Inc.
1200 - 777 West Broadway Vancouver, BC V5Z 4J7
14,486,555(8)
82.38%

    Directors and Executive Officers
as a Group(9)
905,000
4.89%

Notes:

(1)
    Based on 17,583,740 shares of
    common stock issued and outstanding as of March 1, 2005. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
    Includes 490,000 options to
purchase common shares in the capital of our company.

(3)
    Includes 95,000 options to
purchase common shares in the capital of our company.

(4)
    Includes 100,000 options to
purchase common shares in the capital of our company.

(5)
    Includes 140,000 options to
purchase common shares in the capital of our company.

(6)
    Includes 140,000 options to
purchase common shares in the capital of our company.

(7)
    Includes 40,000 options to
purchase common shares in the capital of our company.

(8)
    Our President and CEO, Toby Chu,
is also the President, CEO and a director of Capital Alliance Group Inc.

(9)
    Percentage is calculated
assuming the options held by the officers and directors have been exercised.

(10)
    Includes 100,000 options to
purchase common shares in the capital of our company.

REVERSE SPLIT AND AMENDMENT TO ARTICLES
OF INCORPORATION

Reverse Split

The primary purpose of the reverse split is to decrease the number of total shares issued and outstanding of the SE Global's common stock. Management on negotiation with the principals of Asia Net (Sun Media, Mr. Huang Zhiping and
Mr. Ma Jiankai ) agreed to reduce the issued and outstanding share capital of SE
Global to what the parties believe is a more realistic level when negotiating the terms of the Transaction as outlined in the Term Sheet.

The principal effect of the reverse stock split will be that the number of shares of common stock issued and outstanding will be reduced from 17,583,740 shares as of February 28, 2005 to approximately 8,791,870 shares (depending on the number of fractional shares that are rounded up or rounded down on conversion).

The reverse stock split itself will not change the proportionate equity interests of SE Global's stockholders, nor will the respective voting rights and other rights of shareholders be altered. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934.
It is just an adjustment to SE Global's previous forward split. SE Global will continue to be subject to the periodic reporting requirements of the
Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by two).
While SE Global expects that the reverse stock split will result in an increase in the market price of its common stock, there can be no assurance that the reverse stock split will increase the market price of its common stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse stock split. Furthermore, the possibility exists that liquidity in the market price of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split may increase the number of stockholders of SE
Global who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

No fractional shares will be issued in connection with the Reverse Split.
Stockholders who would otherwise be entitled to receive fractional shares, because they hold a number of shares of common stock that is not evenly divided by two, will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No shareholders will receive cash in lieu of fractional shares.

Amendment to Authorized
Share Capital

SE Global's share capitalization is currently 45,000,000 shares of common stock with a par value of $0.01 per share; and 5,000,000 shares of preferred stock with a par value of $0.01 per share. SE Global needs to increase its authorized share capital in order to complete the proposed acquisition of the assets of AMMT-BVI. SE Global's current authorized share capitalization is insufficient to issue the number shares necessary to complete the Transaction and related matters. Additional share capital is also necessary to enable SE
Global to undertake any future equity offerings, acquisitions or other corporate purposes. Increasing the authorized share capital of SE Global to 750,000,000 shares of common stock with a par value of $0.01 per share and 250,000,000 shares of preferred stock with a par value of $0.01 per share should provide it with the share capital to complete the Transaction and to address future needs.
On filing of the Amendment to the Articles of Amendment with the Minnesota
Secretary of State, the recapitalization of our authorized capital will be effective.

Name Change

The proposed amendment to SE Global's Articles of Incorporation will cause SE
Global to change its name to "Asia Multi-Media Technology Services Holdings
Limited". On filing of the Amendment to the Articles of Amendment with the
Minnesota Secretary of State, the name change will be effective.

General

The foregoing amendments will become effective on just prior to closing the proposed Transaction with AMMT-BVI and Asia Net. These amendments will not be undertaken if the proposed Transaction does not close. The earliest this
Transaction could close is twenty one days following the mailing of the
Definitive Stockholders Proxy Statement to SE Global's stockholders. Any executive officer, as required by the Minnesota Law, is entitled to execute and file the Articles of Amendment with the Secretary of the State of the State of
Minnesota and such other agencies or entities as may be deemed required or necessary.

Following the reverse split and name change, the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued bearing the new name, but this in no way will effect the validity of your current share certificates. The reverse split and name change will occur on the effective date without any further action on the part of stockholders of SE
Global and without regard to the date or dates on which share certificates representing shares of pre-split common stock actually surrendered by each holder thereof for certificates representing the number of shares of post-split common stock which each such stockholder is entitled to receive as a consequence of the reverse split. After the effective date of the reverse split and name change, each share certificate representing shares of pre-split common stock will be deemed to represent .5 shares of common stock of SE Global. Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Fidelity Transfer Co. 1800 South West Temple. Suite 301,
Salt Lake City, UT, 84115.

The share certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the share certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

Risks Related to the Proposed Amendments

There can be no assurance that the total market capitalization of SE Global's common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of SE Global's common stock following the reverse stock split will either exceed or remain higher than the current per share market price.

There can be no assurance that the market price per new share of SE Global's common stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of SE
Global's common stock (the "Old Shares") outstanding before the reverse stock split. For example, based on the market price of SE Global's common stock on
December 31, 2004 of $0.95 per share, there can be no assurance that the post-split market price of SE Global's common stock would be $1.90 per share or greater. Accordingly, the total market capitalization of SE Global's common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of SE Global's common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

SE Global's common stock could be adversely affected following a reverse stock split.

The market price of SE Global's common stock will also be based on SE
Global's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of SE Global's common stock declines, the percentage decline as an absolute number and as a percentage of

SE Global's overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of SE Global's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

SHARE CAPITALIZATION OF SE GLOBAL

Material Terms of the Common Stock

As of February 28, 2005 there were 17,583,740 shares issued and outstanding of SE Global. On the effective date of the two for one reverse split, there will be 8,791,870 shares of common stock issued and outstanding.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of
Directors may from time to time declare out of funds of SE Global, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of SE Global and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of SE Global, holders of shares of common stock are entitled to receive pro rata on all of the assets of SE
Global available for distribution to shareholders.

The foregoing summary of the material terms of the capital stock of SE Global does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the
Articles of Incorporation of SE Global, as amended by the Amendment to the
Articles attached hereto as Exhibit "A".

Material Terms of Preferred Stock

SE Global may issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board of Directors may determine.
These rights and preferences will be determined by the Board of Directors at the time of issue. SE Global does not have any shares of preferred stock issued and outstanding at this time and does not contemplate issuing any preferred stock in the near future.

NO DISSENTER'S RIGHTS

Under the Minnesota Revised Statutes, you are not entitled to dissenter's rights in connection with the amendment to SE Global's Articles of Incorporation to change the name of SE Global, reverse split of the issued and outstanding common stock or the recapitalization the authorized share capital of SE Global and SE Global will not provide stockholders with such a right.

WHERE YOU CAN FIND MORE INFORMATION

SE Global files annual, quarterly and special reports, Proxy Statements and other information with the SEC. You can read and copy any materials that SE
Global files with SEC at the SEC's Public Reference Room at 450 Fifth Street,
N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World
Trade Center, New York, New York 10048 and at 500 West Madison Street, Chicago,
Illinois 60661. You can obtain information about the operation of the SEC's
Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the
SEC, which you can access over the Internet at

http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W.,
Washington, D.C. 20549 at prescribed rates.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows SE Global to "incorporate by reference" the information it files with them, which means that SE Global can disclose important information to you without re-printing the information in this Proxy Statement by referring you to prior and future filings with the SEC. The information SE Global incorporates by reference is an important part of this Proxy Statement.
Subsequent information that SE Global files with SEC will automatically update and supersede this information.

SE Global incorporates by reference the following documents filed by SE
Global pursuant to the Securities Exchange Act of 1934 any future filings SE
Global makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the
Exchange Act pertaining to this Proxy Statement. You may request a copy of these filings (other than an exhibit to any of these filings unless SE Global has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning SE Global at the following address:

    SE Global Equities Corp.

    PO Box 297

1142 S. Diamond Bar Blvd.

Diamond Bar, CA 91765

Tel: 604-871-9909

You should rely only on the information SE Global has provided or incorporated by reference in this Proxy Statement or any supplement. SE Global has not authorized any person to provide information other than that provided here. SE Global has not authorized anyone to provide you with different information. You should not assume that the information in this Proxy Statement or any supplement is accurate as of any date other than the date on the front of the document.

      Exhibit's

99.1

Proxy

99.2

Articles of Amendment

APPROVAL BY THE BOARD OF DIRECTORS

Whereby the Board of Directors of SE Global has approved the delivery of this
Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Toby Chu

_______________________________________

Toby Chu

Chairman,C.E.O. and Director

EXHIBIT "A"

ARTICLES OF AMENDMENT

      MINNESOTA
      SECRETARY OF STATE

       AMENDMENT OF ARTICLES OF INCORPORATION

      READ
      INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.
1. Type
      or print in black ink.

      2. There is a $35.00 fee
      payable to the Secretary of State for filing this "Amendment of Articles of Incorporation".

      3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name
      of the company prior to any desired name change)

      SE Global Equities Corp.

      This amendment is effective on the day it is filed with the Secretary of
      State, unless you indicate another date, no later than 30 days after
filing with the Secretary of State.

      ___/___/2005

Format (mm/dd/yyyy)

      The
      following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended

      article(s) indicating which article(s) is (are) being amended or added.)
      If the full text of the amendment will not fit in the

      space provided, attach additional numbered pages. (Total number of pages including this form: 1 )

ARTICLE I

       The name of this corporation shall be Asia Multi-Media
Technology Services Holdings Limited.

ARTICLE III

A. Authorized Capital.
      The aggregate number of shares of stock which this corporation shall have the authority to

      issue is 750,000,000 shares of common stock
      with a par value of $0.01 per share and 250,000,000 shares of preferred stock with a par value of $0. 01 per
      share.

      This amendment
      has been approved pursuant to
      Minnesota Statutes chapter 302A or 317A.
      I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

________________________________________________

(Signature of Authorized Person)

      Name and
telephone number of contact person:
___________________________

(___)
____________________

Please print legibly

      If you have any questions please contact the Secretary of State's office at (651)296-2803.

      RETURN TO:  Secretary of State,
      Business Services Division

      180 State Office Bldg., 100 Rev. Dr. Martin Luther King Jr. Blvd

      St. Paul, MN 55155-1299, (651)296-2803

      Make Check Payable to the "Secretary of State".
      Your cancelled Check is your receipt.

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact the Minnesota Relay Sevice at 1-800-627- 3529 and ask them to place a call to (651)296-2803.

bus4 Rev. 3-03